Exhibit 10.1

AMENDMENT NO. 2

TO ARRANGEMENT AGREEMENT

This Amendment No. 2 to Arrangement Agreement (“Amendment”) is made as of October 17, 2018

AMONG

Alithya Group Inc., a corporation existing under the laws of Québec

-and-

Alithya Group inc. (f/k/a 9374-8572 Québec Inc.), a corporation existing under the laws of Québec

-and-

9374-8572 Delaware Inc., a corporation existing under the laws of Delaware

-and-

Edgewater Technology, Inc., a corporation existing under the laws of Delaware.

RECITALS

A.         The Parties have previously entered into an Arrangement Agreement dated as of March 15, 2018, as amended on September 10, 2018 (the “Arrangement Agreement”).

B.         The Parties now desire to amend the Arrangement Agreement in certain respects as provided herein.

NOW, THEREFORE, the parties agree as follows:

1.         Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Arrangement Agreement.

2.         The definitions of “Adjusted Equity Exchange Ratio” and “VWAP” in Section 1.1 of the Arrangement Agreement are hereby deleted in their entirety and replaced, in each case, with the word “Reserved.”

3.         The definition of “Equity Exchange Ratio” in Section 1.1 of the Arrangement Agreement is hereby deleted in its entirety and replaced with the following:

““Equity Exchange Ratio” means 1.1918;”

4.        Section 8.2(e) of the Arrangement Agreement is hereby deleted in its entirety and replaced with the word “Reserved.”

[The remainder of this page is left intentionally blank—Signature page follows]

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name: Paul Raymond Title: President and Chief Executive Officer

ALITHYA GROUP INC. (F/K/A9372-8572 QUÉBEC INC.)

By:	/s/ Paul Raymond
Name: Paul Raymond Title: President

9374-8572 DELAWARE INC.

By:	/s/ Paul Raymond
Name: Paul Raymond Title: President

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name: Jeffrey L. Rutherford Title: Chairman, Interim President and Interim Chief Executive Officer

[Signature Page to Amendment No. 2 to Arrangement Agreement]